UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ⌧	Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

READY CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of READY CAPITAL CORPORATION To Be Held Virtually On: July 14, 2021 at 10:00 a.m. Eastern Daylight Time at https://web.lumiagm.com/222056299 (password: ready2021) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 06/30/21. Please visit http://www.astproxyportal.com/ast/21099/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 855-375-7157 WEBSITE: https://merrillbridge.merrillcorp.com TO VOTE: ONLINE: (before the meeting) To access your online proxy card, please visit www.voteproxy.com and fol-low the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instruc-tions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. ONLINE: (during the meeting) You may vote your shares during the meeting by accessing https://web.lumiagm.com/222056299 (password: ready2021) and following on-screen instructions. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. independent registered public accounting firm for the 2021 fiscal year. Meeting or any postponements or adjournments thereof. NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. 1. The election of eight directors, to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify: NOMINEES: Thomas E. Capasse Jack J. Ross Frank P. Filipps Dominique Mielle Gilbert E. Nathan Andrea Petro J. Mitchell Reese Todd M. Sinai Please note that you cannot use this notice to vote by mail. 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's 3. Approval, on an advisory basis, the compensation of the Company's named executive officers, as more described in the proxy statement. 4. The transaction of such other business as may properly come before the Annual THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER